Exhibit 99.1

IDACORP
1221 W. Idaho Street
Boise, ID  83702

June 8, 2007

FOR IMMEDIATE RELEASE

Lawrence F. Spencer, Director of Investor Relations
Phone:  (208) 388-2664
lspencer@idacorpinc.com

Idaho Power Files General Rate Rate Increase Request,
Implementation Not Expected Until January 2008

 BOISE-IDACORP, Inc.'s (NYSE:IDA) principal subsidiary Idaho Power Company today filed an application with the Idaho Public Utilities Commission (IPUC) to increase the company's base rate for electricity an average of 10.35 percent for its Idaho customers. If approved, company revenues would increase $63.9 million annually. The commission now has seven months to consider the company's request.

 "As our population and demand for energy services have continued to increase, we have made new investments to upgrade our existing infrastructure and to add new facilities," said Idaho Power President and Chief Executive Officer LaMont Keen.  "This rate increase will allow us to begin recovering the investments necessary not only to respond to growth, but also to address new, higher reliability standards and other increased costs associated with operating an increasingly complex electrical system."

      Since Idaho Power's last general rate case in 2005, the company estimates that it will have placed in service an additional $300 million of investment in its electrical system during 2006 and 2007.  This includes:

  more than $200 million in the company's distribution and transmission system, including nearly 650 miles of new transmission and distribution lines and 10 new substations, and another $80 million for maintenance and improvements at its existing power plants, including:
    $47 million for equipment upgrades, environmental protection measures and other investments at the company's coal- and gas-fired plants, and
    $34 million of relicensing and equipment investments related to its hydroelectric projects.

            Operating and maintenance expenses have increased substantially over the same two-year period driven by increased levels of power purchases, continued rapid customer growth and inflation.

            "Each of these investments in our generation, transmission and distribution systems means better system reliability, and each means increased expense to our company," Keen said.

Summary of General Rate Case Components

2007
Rate Base (Idaho)	$1.883 Billion
Capitalization - Percent Equity	50.263%
Return on Equity Requested	11.50%
Rate of Return	8.561%
Revenue Requirement	$63.9 Million
Base Rates - Percent Increase	10.35%
Requested Effective Date	Jan, 2008

Regulatory Review and Public Comment

            Following today's filing of the company's proposed rate change, the IPUC will begin a comprehensive review of the application and will seek public input on the company's request. The process ensures that customers and regulators have the opportunity to review the company's costs.

            Copies of the filing are available on Idaho Power's website (www.idahopower.com), and will be available on the IPUC website (www.puc.state.id.us).

Background Information / Safe Harbor Statement

            Boise, Idaho-based IDACORP, formed in 1998, is a holding company comprised of Idaho Power Company, a regulated electric utility; IDACORP Financial, a holder of affordable housing projects and other real estate investments; and Ida-West Energy, an operator of small hydroelectric generation projects that satisfy the requirements of the Public Utility Regulatory Policies Act of 1978.

            Certain statements contained in this news release, including statements with respect to future earnings, ongoing operations, and financial conditions, are "forward-looking statements" within the meaning of federal securities laws.  Although IDACORP and Idaho Power believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Factors that could cause actual results to differ materially from the forward-looking statements include:  changes in and compliance with governmental policies, including new interpretations of existing policies, and regulatory actions and regulatory audits, including those of the Federal Energy Regulatory Commission, the Idaho Public Utilities Commission, the Oregon Public Utility Commission, and the Internal Revenue Service with respect to allowed rates of return, industry and rate structure, day-to-day business operations, acquisition and disposal of assets and facilities, operation and construction of plant facilities, provision of transmission services, relicensing of hydroelectric projects, recovery of purchased power expenses, recovery of other capital investments, present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs) and other refund proceedings; changes arising from the Energy Policy Act of 2005; litigation and regulatory proceedings, including those resulting from the energy situation in the western United States, and settlements that influence business and profitability; changes in and compliance with environmental, endangered species and safety laws and policies; weather variations affecting hydroelectric generating conditions and customer energy usage; over-appropriation of surface and groundwater in the Snake River Basin resulting in reduced generation at hydroelectric facilities; construction of power generating, transmission and distribution facilities including inability to obtain required governmental permits and approvals, and risks related to contracting, construction and start-up; operation of power generating facilities including breakdown or failure of equipment, performance below expected levels, competition, fuel supply, including availability, transportation and prices, and transmission; impacts from the potential formation of a regional transmission organization or the development of another transmission group and the dissolution of Grid West; population growth rates and demographic patterns; market demand and prices for energy, including structural market changes; changes in operating expenses and capital expenditures and fluctuations in sources and uses of cash; results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by factors such as credit ratings and general economic conditions; actions by credit rating agencies, including changes in rating criteria and new interpretations of existing criteria; homeland security, natural disasters, acts of war or terrorism; market conditions that could affect the operations and prospects of IDACORP's subsidiaries or their competitors; increasing health care costs and the resulting effect on medical benefits paid for employees; performance of the stock market and the changing interest rate environment, which affect the amount of required contributions to pension plans, as well as the reported costs of providing pension and other postretirement benefits; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; changes in tax rates or policies, interest rates or rates of inflation; adoption of or changes in critical accounting policies or estimates; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements.  Any such forward-looking statements should be considered in light of such factors and others noted in the companies' Annual Report on Form 10-K for the year ended December 31, 2006, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2007and other reports on file with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which such statement is made.  New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.